                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                           OFFER FOR ALL OUTSTANDING
       11 1/4% SENIOR SUBORDINATED GUARANTEED NOTES DUE DECEMBER 1, 2009
                                IN EXCHANGE FOR
        11 1/4 SENIOR SUBORDINATED GUARANTEED NOTES DUE DECEMBER 1, 2009

                       PTC INTERNATIONAL FINANCE II S.A.
                PURSUANT TO THE PROSPECTUS DATED MARCH 10, 2000

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON APRIL 25, 2000 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED BY PTC INTERNATIONAL FINANCE II S.A.
                            (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

                 The Exchange Agent for this Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY
                           Corporate Trust Department
                            Two Avenue de Lafayette
                                  Fifth Floor
                        Boston, Massachusetts 02111-1724
                            Attention: Kellie Mullen

                                   Telephone:
                                +1 617-662-1523

                                   Facsimile:
                                +1 617-662-1452

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

FOR QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR OTHER INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT. IN ADDITION, COPIES OF THE PROSPECTUS OR OF THIS LETTER OF TRANSMITTAL MAY BE OBTAINED FROM KREDIETBANK S.A. LUXEMBOURGEOISE, 43 BOULEVARD ROYAL, L-2955 LUXEMBOURG, TELEPHONE: +352 4797 1, FACSIMILE: +352 4797 73 951, ATTENTION: CORPORATE TRUST AND AGENCIES.

     This Letter of Transmittal (the "Letter of Transmittal") relates to the Prospectus dated March 10, 2000 (as it may be supplemented and amended from time to time, the "Prospectus") of PTC International Finance II S.A., a societe anonyme (limited liability company) under the laws of Luxembourg (the "Issuer"), which together with the Letter of Transmittal constitute the Issuer's offer (the "Exchange Offer") to exchange E1,000 in principal amount of its 11 1/4% Senior Subordinated Guaranteed Notes Due December 1, 2009 (the "Euro Notes") and $1,000 in principal amount of its 11 1/4% Senior Subordinated Guaranteed Notes Due December 1, 2009 (the "Dollar Notes," and together with the Euro Notes, the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its outstanding 11 1/4% Senior Subordinated Guaranteed Notes due December 1, 2009 (the "Old Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     Upon the terms and subject to the conditions of this Exchange Offer, the acceptance for exchange of Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made in accordance with the terms of the Exchange Offer. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer has given written notice thereof to the Exchange Agent.

     In connection with the Exchange Offer by the Issuer, Book-Entry Interests in the Old Notes ("Old Book-Entry Interests") may be tendered in exchange for Book-Entry Interests in the Exchange Notes ("Exchange Book-Entry Interests") that are traded through the facilities of The Depository Trust Company, New York, New York ("DTC"), Euroclear or Clearstream (formerly known as "Cedelbank"), as the case may be. References herein to Old Notes include Old Book-Entry Interests and references to Exchange Notes include Exchange Book-Entry Interests.

     TO ACCEPT THE EXCHANGE OFFER THROUGH THE FACILITIES OF EUROCLEAR OR CLEARSTREAM, AN ELECTRONIC INSTRUCTION RELATING TO THE EXCHANGE OFFER MUST BE SENT TO EUROCLEAR OR CLEARSTREAM IN ACCORDANCE WITH THEIR PROCEDURES IN ORDER TO TENDER THE OLD NOTES IN PLACE OF SENDING A SIGNED, HARD COPY OF THIS LETTER OF TRANSMITTAL. THE ELECTRONIC INSTRUCTION TRANSMITTED BY EUROCLEAR OR CLEARSTREAM TO THE EXCHANGE AGENT MUST CONTAIN A COMPUTER GENERATED MESSAGE BY WHICH THE PARTICIPANT ACKNOWLEDGES ITS RECEIPT OF, AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL. ALL DELIVERIES OF BOOK ENTRY INTERESTS MUST BE MADE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROSPECTUS.

     DTC'S AUTOMATED TENDER OFFER PROGRAM ("ATOP") IS THE ONLY METHOD OF PROCESSING EXCHANGE OFFERS THROUGH DTC. TO ACCEPT THE EXCHANGE OFFER THROUGH ATOP, PARTICIPANTS IN DTC HOLDING OLD BOOK ENTRY INTERESTS MUST SEND ELECTRONIC INSTRUCTIONS TO DTC THROUGH DTC'S COMMUNICATION SYSTEM IN PLACE OF SENDING A SIGNED, HARD COPY OF THIS LETTER OF TRANSMITTAL. DTC IS OBLIGATED TO COMMUNICATE THOSE ELECTRONIC INSTRUCTIONS TO THE EXCHANGE AGENT. TO TENDER OLD BOOK ENTRY INTERESTS THROUGH ATOP, THE ELECTRONIC INSTRUCTIONS SENT TO DTC AND TRANSMITTED BY DTC TO THE EXCHANGE AGENT MUST CONTAIN A COMPUTER GENERATED MESSAGE BY WHICH THE PARTICIPANT ACKNOWLEDGES ITS RECEIPT OF AND AGREES TO BE BOUND BY THIS LETTER OF TRANSMITTAL. All deliveries of Old Book-Entry Interests must be made in accordance with the procedures set forth in the Prospectus.

     Upon receipt of an electronic transfer from a participant holding Old Book Entry Interests (a "Tendering Holder"), DTC, Euroclear or Clearstream, as the case may be, will block the position of Old Notes that the Tendering Holder has requested to exchange and upon completion of the Exchange Offer and upon confirmation of receipt of the Exchange Notes, DTC, Euroclear or Clearstream, as the case may be, will simultaneously transfer the Old Notes out of the participant's accounts and replace them with an equivalent amount of Exchange Notes. By sending such electronic instruction, the holder of the Old Notes acknowledges receipt of this Letter of Transmittal and the Prospectus and agrees to be bound by the terms of this Letter of Transmittal, the respective participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

     The Instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of this Prospectus or this Letter of Transmittal may be directed to the Exchange Agent, at the address listed above. In addition, copies of the prospectus or of this Letter of Transmittal may be obtained from Kredietbank S.A. Luxembourgeoise, 43 Boulevard Royal, L-2955 Luxembourg, Telephone: +352 4797 1, Facsimile: +352 4797 73 951, Attention: Corporate Trust and Agencies.

     EACH PARTICIPANT IN TRANSMITTING AN INSTRUCTION TO EXCHANGE OLD NOTES FOR EXCHANGE NOTES THROUGH DTC, EUROCLEAR OR CLEARSTREAM ON BEHALF OF ITSELF AND THE BENEFICIAL OWNER OF THE OLD NOTES TENDERED THEREBY, ACKNOWLEDGES RECEIPT OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AS SET FORTH IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

             DESCRIPTION OF 11 1/4% SENIOR SUBORDINATED GUARANTEED
                   NOTES DUE DECEMBER 1, 2009 (THE OLD NOTES)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT
                                                                                 AGGREGATE            TENDERED (MUST
                                                                             PRINCIPAL AMOUNT         BE IN INTEGRAL
 NAMES AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE         REPRESENTED BY           MULTIPLES OF
 (PLEASE FILL IN, IF BLANK)                               NUMBER(S)(1)       CERTIFICATE(S)(1)          $1,000)(2)
-------------------------------------------------------------------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------
                                                                                   TOTAL
-------------------------------------------------------------------------------------------------------------------------

(1)  Need not be completed by holders tendering by book-entry transfer.

(2) Unless indicated in the column labelled "Principal Amount Tendered," any tendering Holder of Old Notes (including those tendering by book-entry transfer) will be deemed to have tendered this entire aggregate principal amount represented by the column labelled "Aggregate Principal Amount Represented by Certificate(s)."

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is E1,000 or $1,000 in principal amount of the Old Notes. All other tenders must be integral multiples of E1,000 or $1,000.

     HOLDERS OF OLD NOTES WHO WISH TO TENDER AND WHOSE OLD NOTES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR OLD NOTES AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OR WHOSE OLD NOTES CANNOT BE DELIVERED ON A TIMELY BASIS PURSUANT TO THE RULES FOR BOOK-ENTRY TRANSFER MAY TENDER OLD NOTES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE CAPITAL, "THE EXCHANGE OFFER -- PROCEDURE FOR TENDERING." SEE INSTRUCTION 1 BELOW.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:                                       Transaction Code Number: ---------------------
  ------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENT THERETO.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------       --------------------------------------------
 SPECIAL REGISTRATION INSTRUCTIONS                  SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 4, 5 AND 6)                      (SEE INSTRUCTIONS 4, 5 AND 6)
 To be completed ONLY if certificates for           To be completed ONLY if certificates for
 Old Notes in a principal amount not                Old Notes in a principal amount not
 tendered, or Exchange Notes issued in              tendered, or Exchange Notes issued in
 exchange for Old Notes accepted for                exchange for Old Notes accepted for
 exchange, are to be issued in the name of          exchange, are to be sent to someone other
 someone other than the undersigned or if           than the undersigned, or to the undersigned
 Old Notes tendered by book-entry transfer          at an address other than that shown above.
 which are not exchanged and/or any Exchange
 Notes are to be returned by credit to an           Deliver certificate(s) to:
 account maintained by DTC other than the
 account designated above.                          Name
                                                    ------------------------------------------
 Issue certificate(s) to:                           (Please Print)
 DTC Account Number                                 Address
 -----------------------------                     --------------------------------------------
 Name                                              ------------------------------------------
 ------------------------------------------
 (Please Print)                                    ------------------------------------------
                                                    (Include Zip Code)
 Address
--------------------------------------------       ------------------------------------------
                                                    (Tax Identification or Social Security No.)
------------------------------------------
                                                   --------------------------------------------
 ------------------------------------------
 (Include Zip Code)
 (Tax Identification or Social Security No.)
--------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The Tendering Holder of Old Notes wishing to accept the Exchange Offer hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the Tendering Holder with respect to the Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) cause ownership of the Old Notes to be cancelled upon acceptance by the Issuer of the Old Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer.

     The Tendering Holder understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the Tendering Holder and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death, dissolution or incapacity of the Tendering Holder and any beneficial owner(s), and every obligation of the Tendering Holder or any beneficial owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the Tendering Holder and such beneficial owner(s).

     The Tendering Holder hereby represents and warrants that the Tendering Holder has full power and authority to tender, exchange, assign, and transfer the Old Notes and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Old Notes are acquired by the Issuer as contemplated herein. The Tendering Holder and each beneficial owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The Tendering Holder for itself and on behalf of the beneficial holders of the Old Notes that it is tendering, also acknowledges that this Exchange Offer is being made by the Issuer in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer, as set forth below, or any such Tendering Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Notes are acquired in the ordinary course of such Tendering Holder's business and such Tendering Holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. By tendering, each Tendering Holder of Old Notes represents to the Issuer for itself and on behalf of the beneficial holders of the Old Notes that it is tendering that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder of the Old Notes, (ii) neither the Tendering Holder nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) neither the Tendering Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) neither the Tendering Holder nor any such other person is an "affiliate," as defined under Rule 405 promulgated under the Securities Act, of the Issuer and (v) if the beneficial holder of the Old Note is a broker-dealer, that it acquired the Old Notes as a result of market-making or other trading activities and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a prospectus, such holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Tendering Holder acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the Exchange Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

     IMPORTANT: THE ELECTRONIC TENDER OF OLD NOTES THROUGH THE ATOP SYSTEM OF DTC OR THROUGH THE ELECTRONIC TENDER SYSTEMS OF EUROCLEAR AND/OR CLEARSTREAM, AS APPLICABLE, MUST BE RECEIVED PRIOR TO 5:00 P.M., NEW YORK TIME ON THE EXPIRATION DATE.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X                                               Date
--------------------------------------------    --------------------------------------------
X                                               Date
--------------------------------------------    --------------------------------------------

    Signature(s) of Registered Holder(s)
          or Authorized Signatory
Area Code and Telephone Number:
--------------------------------------------------------------------------------------------

The above lines must be signed by the registered holder(s) as their name(s) appear(s) on the Old Notes or on a security position listing at the Book-Entry Transfer Facility as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If required by Instruction 4 hereto, the signatures on the above lines must be guaranteed by an Eligible Institution.

If this letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, subject evidence satisfactory to the Issuer of such person's authority so to act with this letter. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):                                        Address:
--------------------------------------------    --------------------------------------------
--------------------------------------------    --------------------------------------------

               (Please print)                                (include Zip Code)
Capacity:                                       --------------------------------------------
--------------------------------------------

 SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION (IF REQUIRED BY INSTRUCTION
                                      4):

(Name of Firm)                                  (Authorized Signature)
  -------------------------------------         ------------------------------
(Name)                                          (Title)
--------------------------------------------    --------------------------------------------
(Address)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
(Area Code and Phone Number)                    Dated:
  --------------------                          ---------------------------------------- ,
                                                2000

                       PTC INTERNATIONAL FINANCE II S.A.
                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL. This Letter of Transmittal is to be read by the beneficial owners of Old Notes who wish to exchange their Old Notes pursuant to the Exchange Offer. For a Tendering Holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed electronic tender message sent to DTC, Euroclear or Clearstream, as the case may be, must be received prior to 5:00 p.m., New York time, on the Expiration Date. Neither the Issuer nor the Exchange Agent is under any obligation to notify any tendering holder of the Issuer's acceptance of Old Notes prior to the closing of the Exchange Offer. Delivery of the Old Notes will be deemed made only when actually received or confirmed by the Exchange Agent.

     2. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of E1,000 or $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the Tendering Holder is tendered, the Tendering Holder should fill out the applicable items in the electronic tender message sent to DTC, Euroclear or Clearstream, as the case may be. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     3. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the Tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the electronic message sent to DTC, Euroclear or Clearstream, as the case may be, the amount of such transfer taxes will be billed directly to such Tendering Holder.

     4. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes or as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the Tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Old Notes.

     6. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes will be accepted.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Tendering Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer. Requests for additional copies of the prospectus or this Letter of Transmittal may also be directed to Kredietbank S.A. Luxembourgeoise, 43 Boulevard Royal, L-2955 Luxembourg, Telephone: + 352 47 97 1, Facsimile: + 352 47 97 73 951, Attention:
Corporate Trust and Agencies.

     8. ACCEPTANCE OF OLD NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted Old Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent.

     9. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal Rights."

     10. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through procedures established by DTC, Euroclear or Clearstream, as the case may be, by any participant of DTC, Euroclear or Clearstream, as the case may be, on behalf of itself and the beneficial owners of any Old Notes so tendered.

                         (DO NOT WRITE IN SPACE BELOW)

-----------------------------------------------------------------------------------------------
                                    PRINCIPAL AMOUNT OF OLD         PRINCIPAL AMOUNT OF OLD
    CERTIFICATE SURRENDERED             NOTES TENDERED                  NOTES ACCEPTED
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Delivery Prepared by:
------------------------ Checked By
------------------------ Date
------------------------

                           OFFER FOR ALL OUTSTANDING

       11 1/4% SENIOR SUBORDINATED GUARANTEED NOTES DUE DECEMBER 1, 2009
                                IN EXCHANGE FOR
       11 1/4% SENIOR SUBORDINATED GUARANTEED NOTES DUE DECEMBER 1, 2009

                                       OF

                       PTC INTERNATIONAL FINANCE II S.A.

To Book-Entry Transfer Facility Participants:

     We are enclosing herewith the materials listed below relating to the offer by PTC International Finance II S.A. (the "Issuer") to exchange the E1,000 and $1,000 principal amounts of its 11 1/4% Senior Subordinated Guaranteed Notes due December 1, 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for the E1000 and $1,000 principal amounts of its outstanding 11 1/4% Senior Subordinated Guaranteed Notes due December 1, 2009 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Issuer's Prospectus, dated March 10, 2000, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

     In connection with the Exchange Offer, book-entry depositary interests in the Old Notes ("Old Book-Entry Interests") may be tendered to State Street Bank and Trust Company (the "Book-Entry Depositary" or the "Exchange Agent") in exchange for book-entry depositary interests in the Exchange Notes ("Exchange Book-Entry Interests") which are traded through the facilities of The Depository Trust Company (the "Book-Entry Transfer Facility"). The Book-Entry Depositary has committed to exchange a like principal amount of Exchange Book-Entry Interests for the Old Book-Entry Interests so tendered. References below to Exchange or Old Notes include Exchange or Old Book-Entry Interests.

     Enclosed herewith are copies of the following documents:

     1.    Prospectus dated March 10, 2000;

     2.    Letter of Transmittal;

     3. Letter which may be sent to your clients for whose account you hold Old Notes in your name or in the name of your nominee, to accompany the instruction form referred to above, for obtaining such client's instruction with regard to the Exchange Offer (Annex A); and

     WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 5.00 P.M. NEW YORK TIME ON APRIL 25, 2000, UNLESS EXTENDED.

     The Offer is not conditioned upon any minimum number of Old Notes being tendered.

     To participate in the Exchange Offer, a beneficial holder must cause a Book-Entry Transfer Facility Participant to tender such holder's Old Notes to the Exchange Agent's account maintained at the Book-Entry Transfer Facility for the benefit of the Exchange Agent through the procedures established by the Book-Entry Transfer Facility, including transmission of a computer-generated message that acknowledges and agrees to be bound by the terms of the Letter of Transmittal. By complying with the Book-Entry Transfer Facility's procedures with respect to the Exchange Offer, the Participant confirms on behalf of itself and the beneficial owners of tendered Old Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Exchange Agent.

     Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Issuer for itself and on behalf of the beneficial holders of the Old Notes that it is tendering that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder of the Old Notes, (ii) neither the holder nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes,

(iii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) neither the holder nor any such other person is an "affiliate," as defined under Rule 405 promulgated under the Securities Act, of the Issuer and
(v) if the beneficial holder of the Old Note is a broker-dealer, that it acquired the Old Notes as a result of market-making or other trading activities and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a prospectus, such holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The holder acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the Exchange Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

     The Issuer will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Issuer will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 3 of the enclosed Letter of Transmittal.

     Additional copies of the enclosed material may be obtained from the Exchange Agent at the relevant addresses contained in the Prospectus. These materials may also be obtained from Kredietbank S.A. Luxembourgeoise at the address set forth in the Prospectus.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF PTC INTERNATIONAL FINANCE II S.A. OR STATE STREET BANK AND TRUST COMPANY OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                                               PTC INTERNATIONAL FINANCE II S.A.

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

                           OFFER FOR ALL OUTSTANDING

       11 1/4% SENIOR SUBORDINATED GUARANTEED NOTES DUE DECEMBER 1, 2009
                                IN EXCHANGE FOR
       11 1/4% SENIOR SUBORDINATED GUARANTEED NOTES DUE DECEMBER 1, 2009

                                       OF

                       PTC INTERNATIONAL FINANCE II S.A.

To our Clients:

     We are enclosing herewith a Prospectus dated March 10, 2000 of PTC International Finance II S.A. (the "Issuer") and a related Letter of Transmittal (which together constitute the "Exchanger Offer") relating to the offer by the Issuer to exchange the E1,000 and $1,000 principal amounts of its 11 1/4% Senior Subordinated Guaranteed Notes due December 1, 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for the E1,000 and $1,000 principal amounts of its outstanding 11 1/4% Senior Subordinated Guaranteed Notes due December 1, 2009 (the "Old Notes") upon the terms and subject to the conditions set forth in the Exchange Offer.

     In connection with the Exchange Offer by the Issuer, Book-Entry Interests in the depositary interests in the Old Notes ("Old Book-Entry Interests") may be tendered to State Street Bank and Trust Company (the "Book-Entry Depositary" or the "Exchange Agent") in exchange for book-entry depositary interests in the Exchange Notes ("Exchange Book-Entry Interests") which are traded through the facilities of The Depository Trust Company (the "Book-Entry Transfer Facility"). The Book-Entry Depositary has committed to exchange a like principal amount of Exchange Book-Entry Interests for the Old Book-Entry Interests so tendered. References below to Exchange or Old Notes include Exchange or Old Book-Entry Interests.

     PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 5.00 P.M. NEW YORK TIME ON April 25, 2000, UNLESS EXTENDED BY THE ISSUER.

     The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

     We are the holder of Old Notes for your account as a participant in the Book-Entry Transfer Facility. A tender of such Old Notes can be made only by us as the participant in the Book-Entry Transfer Facility and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

     We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal that are to be made with respect to you as beneficial owner.

     Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Issuer for itself and on behalf of the beneficial holders of the Old Notes that it is tendering that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder of the Old Notes, (ii) neither the holder nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iv) neither the holder nor any such other person is an "affiliate," as defined under Rule 405 promulgated under the Securities Act, of the Issuer and (v) if the beneficial holder of the Old Note is a broker-dealer, that it acquired the Old Notes as a result of market-making or other trading activities and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a prospectus, such holder will not be deemed to admit that it is an "underwriter" within the

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

meaning of the Securities Act. You acknowledge that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the Exchange Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

                                               PTC INTERNATIONAL FINANCE II S.A.

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